UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2012

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ		07310
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 469-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On September 12, 2012, Verisk Analytics, Inc. (the “Company”), certain of the Company’s subsidiaries (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”) entered into a third supplemental indenture (the “Third Supplemental Indenture”) to the Senior Notes Indenture dated as of April 6, 2011 (the “Base Indenture”, and together with the Third Supplemental Indenture, the “Indenture”), providing for the issuance of $350 million aggregate principal amount of the Company’s 4.125% Senior Notes due 2022 (the “Notes”) and full and unconditional guarantees, on a joint and several basis, by the Guarantors (the “Guarantees” and together with the Notes, the “Securities”). The Company and the Guarantors registered the sale of the Securities with the Securities and Exchange Commission pursuant to a shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-173135) filed on March 29, 2011. The Third Supplemental Indenture, which includes the form of the Notes, is filed herewith.

The Notes bear interest at 4.125% per annum. Interest is payable on March 12 and September 12 of each year beginning March 12, 2013, until the maturity date of September 12, 2022. The Company may redeem the Notes, in whole or in part, at any time and from time to time at the applicable redemption price described in the Indenture.

The Indenture contains certain restrictions, including a limitation that restricts the Company’s ability and the ability of its subsidiaries to incur liens and enter into sale and leaseback transactions. The Indenture also restricts the ability of the Company and the Guarantors to consolidate, merge or transfer all or substantially all of their assets, and requires the Company to offer to repurchase the Notes upon certain change of control events.

The foregoing descriptions of the Indenture and the Securities are qualified in their entirety by reference to the Base Indenture, which is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on April 6, 2011, and the Third Supplemental Indenture (including the form of the Notes attached thereto), which is filed herewith as Exhibit 4.2, each incorporated herein by reference.

Item 8.01.	Other Events

A copy of the opinion of Davis Polk & Wardwell LLP, counsel to the Company, relating to the legality of the Securities is filed herewith as Exhibit 5.1. A copy of the opinion of Kenneth E. Thompson, General Counsel of the Company, is filed herewith as Exhibit 5.2.

The Computation of Ratio of Earnings to Fixed Charges is filed herewith as Exhibit 12.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

4.1	Senior Notes Indenture, dated as of April 6, 2011, among Verisk Analytics, Inc., the guarantors named therein and Wells Fargo Bank, National Association, as Trustee, incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, dated April 6, 2011.

4.2	Third Supplemental Indenture, dated as of September 12, 2012, among Verisk Analytics, Inc., the guarantors named therein and Wells Fargo Bank, National Association, as Trustee (including the Form of 4.125% Senior Notes due 2022).

5.1	Opinion of Davis Polk & Wardwell LLP.

5.2	Opinion of Kenneth E. Thompson.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Kenneth E. Thompson (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: September 12, 2012	By:	/s/ Kenneth E. Thompson
Name: Kenneth E. Thompson
Title: Executive Vice President, General Counsel and Corporate Secretary